DEBT	9 Months Ended
Sep. 30, 2013
DEBT
DEBT

7.     DEBT

        Line of Credit—In April 2010, the Company entered into a loan and security agreement (the "Comerica Agreement"), with Comerica Bank ("Comerica"), to establish a revolving line of credit for working capital purposes. The maximum amount available for borrowing under the revolving line of credit, as amended in June 2012, is not to exceed the lesser of $25.0 million or an amount equal to 85% of certain eligible accounts. Eligible accounts exclude accounts that have aged over 90 days, including accounts in which 25% of the total account is aged over 90 days, and certain other accounts such as governmental, intercompany, employee and certain foreign accounts. The revolving line of credit has a maturity date of July 26, 2014 and may be repaid and redrawn at any time prior to the maturity date, at which time all advances are due and payable. Interest is charged at LIBOR, plus a 2.75% applicable margin, which equaled 3.25%, 2.99% and 2.93% as of December 31, 2011, December 31, 2012 and September 30, 2013, respectively. As of December 31, 2011 and 2012, and September 30, 2013, the Company had $3.9 million, $1.9 million and $11.9 million outstanding under the revolving line of credit, respectively.

        Term-Debt—In March 2012, the Company amended the original revolving line of credit to allow for growth capital advances of up to $3.0 million. The Comerica Agreement was further amended in February 2013 to provide for growth capital advances of up to $15.0 million. Growth capital advances are payable in equal installments over a twenty-four month period ending on February 13, 2016. Interest on outstanding balances is charged at LIBOR, plus a 4.75% applicable margin, which equaled 4.99% and 4.93% as of December 31, 2012 and September 30, 2013, respectively. As of December 31, 2012 and September 30, 2013, the principal amount of $5.0 million and $15.0 million, respectively, was outstanding under the loan.

        Venture Debt—In April 2010, the Company entered into a loan and security agreement (the "VLL Agreement") to provide for a growth capital loan of up to $1.0 million, which the Company drew in full concurrently upon entering into the VLL Agreement. The funds borrowed were used for general corporate purposes of the Company. The loan was payable in monthly installments of interest only for the first six months, and thereafter interest and principal was payable in 30 equal monthly installments. Interest accrued at a fixed rate of 13%. All receivables, equipment, fixtures, deposit accounts, investment property, and all other goods and personal property of the Company, whether tangible or intangible, were collateral on the loan. The Agreement contains certain conditions of default. As of December 31, 2011 and 2012, the principal amount of $0.5 million and $0.1 million was outstanding under the agreement.

        In March 2013, the Company repaid the VLL growth capital loan in full per the terms of the VLL Agreement, upon which VLL's security interest in the Company's collateral was released. As such, no amounts were outstanding under the VLL Agreement as of September 30 2013. The agreement has been terminated upon full repayment.

Covenants

        As of December 31, 2012, the Company was in non-compliance with respect to various financial and non-financial covenants under the Comerica Agreement. However, the Company subsequently obtained a waiver for each of the covenant violations. As of December 31, 2012, the Company was in breach of the covenant under the VLL Agreement requiring submission of monthly consolidated financial statements within 30 days of month end. As of March 31, 2013, the VLL Agreement had been terminated upon repayment. Hence, a waiver was not required.

        Under the terms of the Comerica Agreement, the Company is required to comply with the following financial covenants:

        1. EBITDA: The Company must maintain quarterly and annual EBITDA, which is defined with respect to any fiscal period as an amount equal to the sum of (i) consolidated net income (loss) in accordance with GAAP, after eliminating all extraordinary nonrecurring items of income, plus (ii) depreciation and amortization, income tax expense, total interest expense paid or accrued and non-cash stock-based compensation expense, less (iii) all extraordinary and non-recurring revenue and gains (including income tax benefits).

        2. Liquidity ratio: The ratio of (i) the sum of all cash on deposit with Comerica and 85% of eligible receivables accounts to (ii) all funded debt under the Comerica Agreement must be 1.15:1.00, measured on a monthly basis.

        The terms of the Comerica Agreement also require the Company to comply with other non-financial covenants. As of September 30, 2013, the Company was in compliance with each of the financial and non-financial covenants, except for a covenant related to permitted indebtedness for a corporate credit card account balance, for which it obtained a waiver.

        Based on the Company's projections, it believes it will maintain compliance with its loan covenants; however, if future operating results are less favorable than currently anticipated, the Company may need to seek further amendments to modify its loan covenants.

Future Payments

        Future principal payments of long-term debt as of September 30, 2013 (unaudited) were as follows (in thousands):

2013 (remaining 3 months)	$—
2014	6,250
2015	7,500
2016	1,250

Total	15,000
Less current portion	(4,375)

Noncurrent portion of debt	$10,625

        As of September 30, 2013, the $11.9 million balance outstanding under the revolving line of credit with Comerica had a maturity date of July 26, 2014, and as a result is shown as a liability in the accompanying consolidated balance sheet.